UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Stoke Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38938	47-1144582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Wiggins Ave
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 430-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2024, Stoke Therapeutics, Inc., a Delaware corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC as representative of the underwriters named therein (the “Underwriter”), pursuant to which the Company agreed to issue and sell 5,555,557 shares (the “Underwritten Shares”) of its common stock, par value $0.0001 per share (“Common Stock”) to the Underwriter in a public offering at a price of $13.50 per Underwritten Share, and, in lieu of Common Stock to certain investors, pre-funded warrants (the “Pre-Funded Warrants”) to purchase 3,703,730 shares of Common Stock at a public offering price of $13.4999 per Pre-Funded Warrant, which represents the price per share at which shares of Common Stock are being sold to the public in this offering, minus $0.0001, which is the exercise price of each Pre-Funded Warrant (the “Offering”). Pursuant to the Underwriting Agreement, the Company has also granted the Underwriters a 30-day option to purchase up to an additional 1,388,893 shares of its Common Stock (the “Option Shares,” and together with the Underwritten Shares, the “Shares”).

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-265107) that was filed by the Company with the Securities and Exchange Commission (“SEC”) on May 20, 2022, and declared effective by the SEC on May 31, 2022, and a related prospectus supplement and free-writing prospectus.

The Company estimates that net proceeds from the Offering will be approximately $119.8 million, after deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Underwriters’ option to purchase additional shares. The Company may receive nominal proceeds, if any, from the exercise of the Pre-Funded Warrants. The Company intends to use the net proceeds of the Offering, together with our existing cash and cash equivalents, to fund research, clinical and process development and manufacturing of our product candidates, including late stage development of STK-001 and further development of STK-002, developing additional product candidates, working capital, capital expenditures and other general corporate purposes. The Company expects the Offering to close on April 2, 2024, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this report, and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The form of Pre-Funded Warrant is filed as Exhibit 4.1 to this report, and the forgoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit. A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 7.01	Regulation FD Disclosure

On March 27, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated March 27, 2024, by and between the Company and J.P. Morgan Securities LLC.

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1).

99.1	Press Release dated March 27, 2024 announcing the pricing of the Offering.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Offering and the anticipated use of proceeds of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 25, 2024, the prospectus supplement related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: March 28, 2024	By:	/s/ Stephen J. Tulipano
Stephen J. Tulipano
Chief Financial Officer